Exhibit 99.1

Nasdaq: HOFV Investment Presentation | December 2020

Disclaimer This presentation has been prepared by the Company solely for informational purposes . This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Forward - Looking Statements This presentation, and the accompanying oral presentation, contain forward - looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 about us that involve substantial risks and uncertainties . In some cases, you can identify forward - looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “propose”, “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions . Future - looking statements in this presentation include, but are not limited to, statements about : the benefits of the business combination ; the future financial performance of the Company‘s following the business combination ; changes in the market in which the Company competes ; expansion and other plans and opportunities ; the effect of the COVID - 19 pandemic on the Company’s business ; the Company’s ability to raise financing in the future ; the possibility of sports betting becoming legal in Ohio ; and the Company‘s ability to maintain the listing of its common stock on Nasdaq following the business combination . These statements are based on the current expectations of the Company’s management and are not predictions of actual performance . These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially . These risks and uncertainties include, but are not limited to the inability to recognize the anticipated benefits of the business combination ; costs related to the business combination ; the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections ; potential litigation involving the Company ; changes in applicable laws or regulations ; the potential adverse effect of the COVID - 19 pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel . Additional information and “Risk Factors” are available in other filings that we make from time to time with the SEC, included in the Registration Statement . In addition, the forward - looking statements in this presentation relate only to events as of the date on which the statements are made and are based on information available to us as of the date of this presentation . We undertake no obligation to update any forward - looking statements made in this presentation to reflect events or circumstances after the date of this presentation . Use of Non - GAAP Financial Measures This presentation includes projected Adjusted EBITDA, which is a non - GAAP financial measure . “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization . “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities . This non - GAAP financial measure is not a measure of financial performance in accordance with U . S . generally accepted accounting principles (“GAAP”) and may exclude items that are significant in understanding and assessing financial results . This non - GAAP financial measure may be different than similarly titled measures used by other companies . We have presented this non - GAAP financial measure in this presentation because we consider it a key measures used by the Company’s management to understand and evaluate the Company’s operating performance and trends, to prepare and approve the Company’s annual budget and to develop short - term and long - term operational plans, and believe that this measure is frequently used by analysts, investors and other interested parties in the evaluation of companies . Projected adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . 2 Disclaimer

Investment Highlights 3

M I L E S T O N E S September 2019 Signed merger agreement with Gordon Pointe Acquisition Corp. October 2019 NFL owners authorize investment of $10 million in company August 2020 Completed acquisition of majority interest in The Crown League, now branded as Hall of Fantasy League Progress & Achievements January 2020 Announced deal with Hilton to brand two hotels, including DoubleTree by Hilton Canton Downtown (opened Nov. 2020) April 2020 Signed new deal with NFL Alumni Association July 2020 Successfully took the company public and began trading on the Nasdaq as HOFV November 2020 Opened DoubleTree by Hilton Canton Downtown , first Phase II asset to open; already generating revenue November 2020 Closed Public Equity Offering, raising $ 25M in new capital (Subsequent closing of $3.7M over - allotment in December) December 2020 Announced $40M Loan with Aquarian Holdings , successfully repaid balance of existing bridge loan 4 September 2020 Broke ground on Constellation Center for Excellence , first new Phase II asset on Hall of Fame Village powered by Johnson Controls campus

Mike Crawford President & CEO Jason Krom CFO Anne Graffice Executive Vice President, Public Affairs Mike Levy President of Operations, Hall of Fame Village Tara Charnes General Counsel Lisa Gould Vice President, Human Resources Olivia Steier Executive Vice President, Media Content Development / Distribution Erica Muhleman Executive Vice President, New Business Development / Marketing & Sales Leadership Team O V E R 1 6 5 Y E A R S C O M B I N E D E X P E R I E N C E W I T H T O P B R A N D S Scott Langerman Executive Vice President, Media Business Development 5

THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content Youth Sports Sponsorships GAMING Fantasy Sports eGaming Sports Betting + 6 + What We Are A M U L T I - D I M E N S I O N A L S P O R T S & E N T E R T A I N M E N T C O M P A N Y

Our Approach 7

3 2 1 4 5 6 7 8 9 8 (Artistic Rendition) Pro Football Hall of Fame Tom Benson HOF Stadium National Youth Football & Sports Complex HOF Village Media* Phase II** 4 HOF Indoor Waterpark 5 The Eleven, a Hilton Tapestry Hotel 6 Constellation Center for Excellence 7 Center for Performance 8 Retail Promenade 9 Play - action Plaza *HOF Village Media is not a physical part of the Hall of Fame Village powered by Johnson Controls, but is a Phase I asset of the company. **DoubleTree by Hilton hotel opened in downtown Canton in November 2020. 1 2 3 O V E R V I E W LOCATED WITHIN AN OPPORTUNITY ZONE & OHIO’ S ONLY TOURISM DEVELOP MENT DISTRICT | JUMP TO APPENDIX Phase III Up to $300 Million in new assets across 600 acres of available land. 1 May include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more. 1: Jump to Public Financing Opportunity slide in Appendix Destination - Based Entertainment Assets Phase I Completed • $250M Assets already created

T O M B E N S O N H A L L O F F A M E S T A D I U M • Live events, concerts, and performances • Weddings, corporate retreats, indoor/outdoor parties N A T I O N A L Y O U T H F O O T B A L L & S P O R T S C O M P L E X • Youth sporting events and tournaments • Sports academies and athletic clinics • More planned throughout the U.S. P R E M I U M H O T E L S 1 • Meetings, conventions and banquets 9 C O N S T E L L A T I O N C E N T E R F O R E X C E L L E N C E 1 • Meetings and speaking engagements R E T A I L P R O M E N A D E 1 • Private event rentals • Indoor entertainment bookings • Outdoor festivals E V E N T S T R A T E G Y & G R O W T H HOSTED 73 TOTAL EVENTS IN 2019, INCLUDING STADIUM, YOUTH SPORTS AND PRIVATE EVENTS. Events & Live Entertainment I N D O O R W A T E R P A R K 1 • Event and private party rentals C E N T E R F O R P E R F O R M A N C E 1 • Field house for indoor sporting events • NFL Alumni Academy sports/events • Convention space for events P L A Y - A C T I O N P L A Z A 1 • Green space for recreation, events and informal gatherings (1) Scheduled to open in Phase II Development

Partnerships C U R R E N T P A R T N E R S H I P S We have built a roster of world - class partners to guide the development of our physical assets and assist in leveraging the power of pro football into unique and immersive experiences across a wide range of platforms. OPERATIONAL RETAIL CONTENT CONSTRUCTION | DELIVERY 10

C O N T E N T D I S T R I B U T I O N O P P O R T U N I T I E S 2 • By 2023, revenues for the global entertainment and media industry are expected to reach $2.6 trillion and digital revenues will account for over 60% of total revenue in the media & entertainment industry. 3 • Virtual reality (VR) and over - the - top video (including streaming services like Netflix and Amazon Video) will see the most annual growth between 2018 and 2023. 3 S O C I A L M E D I A B R O A D C A S T O V E R - T H E - T O P S T R E A M I N G 1. Nearly 50 Million Pieces - consisting of documents, photographs, video and artifacts 2. Target distribution opportunities based on management estimates. 3. Source: “PwC Global Entertainment & Media Outlook: 2019 - 2023” | pwc.com/outlook Hall of Fame Village Media C U R R E N T & F U T U R E L A N D S C A P E BRAND PARTNERSHIPS WITH NFL ALUMNI ASSOCIATION & PRO FOOTBALL HALL OF FAME allow direct access to Exclusive Content & Largest Collection of Football Memorabilia in the world 1 11

Hall of Fame Village powered by Johnson Controls has partnered with renowned artist Paul Gerben, of New York, on four portraits of Hall of Famers. ARTIST PAUL GERBEN The NFL Alumni Association Academy provides an exclusive opportunity to develop content featuring Hall of Famers and NFL alumni working with today’s generation of football prospects as they begin their journey into the league. It’s the largest youth football championship event in the world and it’s right here at Tom Benson Hall of Fame Stadium. Teams of all ages and from all over the globe come to Canton to prove they are the best. Hall of Trivia, HOFV’s live weekly football, fantasy & sports – themed trivia and entertainment show airs exclusively on the HQ Trivia App every Thursday at 8PM EST. Tom Benson Hall of Fame Stadium hosted the inaugural Black College Football Hall of Fame Classic in 2019 and will host again in 2021. Hall of Fame Village Media C U R R E N T C O N T E N T P A R T N E R S H I P S HOFV has signed a media partnership agreement with WaV and Sports Illustrated Studios to produce an exclusive, original docuseries centered on the NFL Alumni Academy , the NFL Alumni Association’s player development program. 12

Hall of Fame Village Gaming H A L L O F T R I V I A BUILDING RECOGNITION • Hall of Trivia airs on HQ Trivia app each Thursday before weekly NFL game • ~50 - 60k recent weekly viewership • Ahead of 2021 launch, getting Hall of Fantasy League (HOFL) name exposure 13 EXPOSURE FOR TOTAL COMPANY • CEO weekly video participation • Board Member Curtis Martin participated, reading a question and answer as part of November 5 th , 2020 show • Forum for company and project progress • Fan engagement and brand building for HOFL, HQ Trivia, and HOFV platform Jeff Eisenband

HOFV’s Partnership with NFL Alumni Association • The partnership enables the NFL Alumni Association to locate their NFL Alumni Academy complex and its related facilities and projects at the HOFV campus . • The NFL Alumni Association’s national headquarters and the NFL Academy Complex to include multipurpose facilities: • Offices • Training facilities • Practice fields • Player housing & dining facilities A B O U T T H E N A T I O N A L F O O T B A L L L E A G U E ' S A L U M N I A S S O C I A T I O N " N F L A L U M N I ” NFL Alumni Association consists of former NFL players, coaches, executives, spouses, cheerleaders, and associate members. MISSION: "Caring for our Own" is to serve, assist and inform its members and their families. NFL Alumni Association is also committed to serving the needs of youths across the country through its traditional mission of "Caring for Kids" Partnerships N F L A L U M N I A S S O C I A T I O N 14

NFL Alumni Academy kicked off during 2020 NFL season • Successfully launched Academy in Canton, Ohio despite pressures from COVID - 19 • Focus on three position groups for first year: Offensive Linemen, Defensive Linemen, Running Backs; will expand in future years • Signed Media Agreement with Sports Illustrated Studios to produce a docuseries based on the Academy • Social Media presence helps to enhance HOFV’s visibility • Utilizing HOFV assets like Tom Benson Stadium and DoubleTree Success Stories • 30+ participants • Well - known coaches prepare athletes for realizing their NFL dreams • Have had 10+ players signed to NFL team rosters Partnerships N F L A L U M N I A C A D E M Y 15 […]

FRANC H ISE OWNE R SHIP GROUP Hall of Fame Village Gaming F A N T A S Y S P O R T S 1. Orbis Research. “Global Fantasy Sports Industry 2014 Market Research Report.” QY Research, 13 Apr. 2019. 2. Orbis Research. “Signed two new sponsorship agreements” INDUSTRY OUTLOOK • In 2018, global market for Fantasy Sports was $13.9 billion 1 • Global markets expected to reach $33.2 billion by the end of 2025 , a CAGR of 13.2% through 2025 2 OUR APPROACH • HOFREco entered the high - growth vertical of fantasy sports with the acquisition of a majority interest in The Crown League, now rebranded to Hall of Fantasy League, the first professional fantasy football league • Connecting fans of all levels to fantasy football experts to engage in authentic and meaningful ways • The league, launching in Fall 2021 , will have geo - based franchises professionally managed with ownership and influence from the public • Potential for industry expertise provided by experienced fantasy analysts, NFL Hall of Famers and NFL Alumni FRONT OFFICE General Manager + Ambassador Coaches 16

Committed sponsors represent over $120M of value. Projecting $28M of annual Sponsorship Revenue in 2026. 1 F O U N D I N G P A R T N E R & O F F I C I A L N A M I N G R I G H T S P A R T N E R O F F I C I A L E N E R G Y P A R T N E R O F F I C I A L P R O C E S S I N G & P A Y M E N T S O L U T I O N S P A R T N E R O F F I C I A L S O F T D R I N K , W A T E R & S P O R T S H Y D R A T I O N P A R T N E R P R E F E R R E D W A S T E & R E C Y C L I N G P A R T N E R W O R L D B O W L & Y O U T H C H A M P I O N S H I P O F F I C I A L P A R T N E R Sponsorships C U R R E N T S P O N S O R S H I P S NOTE: Does not include two new sponsorship agreements signed since COVID - 19, including printing and signage companies. 1. Sponsorship projections based on benchmarks from similar industries and venues and includes extrapolations of growth as assets are developed and attendance and market share of audience are contemplated to increase. 17

18 Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enha n ceme n t Sta d ium Waterpark H o t e ls Play - action Plaza & Retail Youth S p orts Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorshi p s & Media C R E A T I N G A M U L T I - D I M E N S I O N A L E N T E R T A I N M E N T & M E D I A C O M P A N Y Present & Future Revenue Streams

19 1. Pro Forma using September 30 , 2020 actual as starting point ; Gives effect to refinancing of $ 35 M bridge loan with replacement $ 40 M Aquarian loan, which closed 12 / 1 / 2020 ; excludes net $ 7 . 4 M in PIPE Convertible Notes, $ 8 . 1 M in TIF loan, and $ 14 . 7 M in DoubleTree Mortgage 2. Per Company Filings 3. Net Tangible Book Value Pro Forma : September 30 , 2020 starting point, includes impact of November Equity Raise and subsequent Over - Allotment (no exercise of warrants assumed) Net Debt 1 (~ $ 8 3 . 5 M) 53.2% Equity (~ $ 73 . 5 M ) 46.8% Total Enterprise Value: $157M 1 Pro Forma Debt Profile 1 Financial Highlights Assumes 53.3M Sh. Out @ $1.38/Sh. Net tangible book value $176 million 3 ($3.31 per share) $280 million of capital invested to date Aquarian Loan $4 0 .0 IRG Note Payable $1 3 .8 Constellation EME $9.9 Government Loans $9.4 JKP $6.9 Naming Rights (JCI) $3.5 Total: $8 3.5 (in USD $M) Summary Financial Snapshot Income Statement 2 (in USD$M) Nine Months Ended September 30, 2020 (Unaudited) Year Ended December 31, 2019 Total Revenues $5.3 $7.9 Total Operating Expenses $27.6 $40.8 Loss from Operations ($22.2) ($33.0) Total Other Expenses ($34.6) ($22.9) Net Loss ($56.8) ($55.9) 17.4 million initial warrants ($11.50/ share); 1.421333 shares each 20.5 million warrants from Raise + Over - Allotment ($1.40/share)

Honor the Past, Inspire the Future 20

Appendix 21

COVID - 19 C O N T I N U E D M O M E N T U M The global COVID - 19 crisis delayed, but did not stop, our progress. Priorities remain safety of guests and team members • Pro Football Hall of Fame museum closed (has since reopened ) • Enshrinement and Hall of Fame Game delayed to 2021 • Youth sports tournaments delayed and canceled • Internal team working remotely | furloughed some staff at the outset of the pandemic Despite COVID - 19 headwinds, able to advance each vertical • Corporate : Finalized merger | Successful Equity Offering raising $ 28 . 7 M | Loan with Aquarian for $ 40 M | Signed 3 New Sponsorships • Destination - Based Assets : Broke ground on Constellation Center for Excellence | Opened DoubleTree by Hilton Canton Downtown | NFL Alumni Academy at Tom Benson Stadium | Deals with Shula’s and TopGolf • Media : Continue to build the team, signed media deal with SI Studios for NFL Alumni Academy | Hall of Trivia on HQ • Gaming : Rebranded Fantasy league to Hall of Fantasy League | Announced 2021 launch 22

Tony Buzzelli, CPA AUDIT COMMITTEE CHAIR Deloitte & Touche Somerset, VA Michael Crawford CHAIRMAN OF THE BOARD President & CEO, HOFREco Canton, OH David Dennis Retired, KPMG Longwood, FL Jim Dolan VICE CHAIRMAN CEO, Voyager Holdings II, LLC Naples, FL Karl Holz NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHAIR Karl Holz Advisors, LLC Orlando, FL Stuart Lichter President and Chairman, IRG Los Angeles, CA Curtis Martin Pro Football Hall of Famer New York, NY Mary Owen Life Trustee, Ralph C. Wilson, Jr. Foundation Trophy Club, TX Edward Roth President and CEO, Aultman Health Foundation Canton, OH Kimberly Schaefer COMPENSATION COMMITTEE CHAIR President, Two Bit Circus Los Angeles, CA E X C E P T I O N A L L E A D E R S H I P Board of Directors Lisa Roy Vice President, Commercial Sales, BSNA Johnson Controls Lafayette, LA 23

185+ Million NFL fans globally and growing. Statista, 2015 NFL Commissioner Roger Goodell has targeted $25 billion in revenue by 2027, an annual growth rate of 6% from 2018’s $15 billion. Bloomberg, 2018 24 In 2019, television viewership increased 5% to 16.5 million per game, up from 15.8 million in 2018. CNBC, December 2019 Viewership of NFL games on digital platforms increased 51% for the 2019 season. Television News Daily, 2020 The Power of Pro Football

Our unique position and multimedia approach makes us fully poised to capitalize on the Power of Pro Football. NEW, INTERACTIVE EXPERIENCES AND CONTENT FOR THE WORLD'S MOST LOYAL FANS ACCESS TO UNPRECEDENTED PARTNERSHIPS INTEGRATED DESTINATION + MEDIA + GAMING 25 MULTIPLE POINTS OF MONETIZATION WITHIN EACH BUSINESS VERTICAL ABILITY TO CREATE UNLIMITED CONTENT Competitive Advantage

26 Dallas Cowboys 1,289 Washington 1,101 Jacksonville Jaguars 1,014 Green Bay Packers 1,154 Atlanta Falcons 1,099 Detroit Lions 1,011 NY Giants 1,143 Baltimore Ravens 1,091 Arizona Cardinals 1,000 Philadelphia Eagles 1,139 New England Patriots 1,086 Chicago Bears 991 Buffalo Bills 1,123 San Francisco 49ers 1,080 Pittsburgh Steelers 986 Carolina Panthers 1,122 Houston Texans 1,076 Indianapolis Colts 965 New Orleans Saints 1,117 Cleveland Browns 1,075 Las Vegas Raiders 950 NY Jets 1,116 Minnesota Vikings 1,070 Tampa Bay Buccaneers 949 Kansas City Chiefs 1,115 Miami Dolphins 1,066 Cincinnati Bengals 907 Denver Broncos 1,104 Los Angeles Rams 1,063 Los Angeles Chargers 760 Seattle Seahawks 1,102 Tennessee Titans 1,047 Nearly half of NFL franchises are located within an 8 - hour drive, representing $6.4 billion in annual revenues. 1 32 million people live within a 5 - hour drive of Hall of Fame Village powered by Johnson Controls. Akron/Canton Airport provides direct flights to 10 major cities. 2019 Total Attendance per NFL Team (figures in thousands) 1 Source: ESPN Teams in gold are located within 8 - hour drive of location Why Canton? S T R A T E G I C L O C A T I O N T A P S I N T O F O O T B A L L F A N D O M Gold area represents an 8 - hour drive radius for Canton, Ohio

27 • Ohio Revised Code 715.014 allows for the creation of a “tourism development district” (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres • The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to “self - assess” taxes across all business activity within the established TDD boundaries for the following taxes: – Admissions and Parking tax – Gross Receipts tax – Hotel tax – Lease tax • We intend to monetize these TDD revenue streams using a 30 - year term, at an interest rate of ~6.5% • In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes With projected net financing available of over $ 160 M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan . There are three main components of the public financing opportunity : TDD Bonds, TIF Bonds and Production Tax Credits . TDD BOND FINANCING TAX INCREMENT FINANCING (TIF) • Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure • The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue • We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30 - year term, at interest rates ranging between 5 . 5 % and 6 . 50 % PRODUCTION TAX CREDITS • We have submitted an application to the State of Ohio for production tax credits in support of the local production and post - production services to create The Hall of Fame Experience Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections. Public Financing Opportunity C I T Y & S T A T E Jump back to slide

28 1. This material is provided for informational purposes only and is not intended to provide, and should not be relied on for tax, legal or accounting advice . 2. Tax Cuts and Jobs Act of 2017 . Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180 - day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180 - day period (generally the date the entity sold the capital gains property) . Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property . The Tax Cuts and Jobs Act of 2017 provides that the 180 - day period begins on the date of “sale,” while the proposed regulations issued by the IRS refer to the date on which the gain is “recognized . ” Existing and planned developments in Canton, Ohio, are located in a “qualified opportunity zone” (as defined in the 2017 Tax Cuts and Jobs Act ), which may provide certain investors significant benefits. 1 Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund (“QOF”) Program is designed to encourage investment in low - income communities by offering tax incentives to investors who invest realized capital gains in QOFs Tax Component Details Tax Benefit Tax Deferral of Original Capital Gain ■ An investor who reinvests realized capital gains into a QOF generally within 180 days 2 may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an “inclusion event”, or — December 31, 2026 ■ Deferral of capital gains ■ More immediate capital to start compounding Stepped - Up Basis on Original Capital Gain ■ If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step - up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step - up equal to 5% of deferred gain, resulting in a 15% total basis step - up ■ Tax reduction of deferred gain Stepped - Up Basis of QOF ■ If the investor holds the QOF for at least 10 years: — Receives step - up in basis to the fair market value of the QOF investment immediately prior to sale ■ No capital gains taxed upon sale of QOF Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF Year 0: 2019 Stepped - up Basis on Original Gain: Investor receives a step - up in basis equal to 10% of the original investment Year 5: 2024 Stepped - up Basis on Original Gain: Investor receives an additional 5% step - up in basis, for an aggregate step - up equal to 15% of the original investment Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026 Year 7: 2026 Stepped - up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF Year 10: 2029 Investment Opportunity Q U A L I F I E D O P P O R T U N I T Y Z O N E

29 YOUTH SPORTS TOURNAMENTS In partnership with the NFL Alumni Association and regional tourism bureaus, we are targeting the development of Hall of Fame Huddle programs and other youth programming in NFL cities. TARGETING 32 NFL CITIES FUTURE DESTINATION ASSETS Targeting the development of future destination - themed assets, including live entertainment, gaming, dining & more all over the country alongside major NFL franchise cities. Future Growth T A R G E T I N G E V E R Y N F L C I T Y

GO - FORWARD STRATEGY • Building a world - class media team • Creating programming in four primary categories: PRIMETIME TELEVISION KIDS PROGRAMMING • Continuing to advance content creation partnerships • Evolving a network of production and distribution partners OUR APPROACH Producing exclusive, football - focused programming • Live content has resulted in significant national broadcast coverage, including: • National High School Football Signing Day • The World Bowl High School All American Game • World Youth Football Championships • Future live content to include NFL Alumni Academy FEATURE FILMS | FAMILY SHOWS | 3 .4 5 . 1 6 . 6 1 1 .0 1 4 .0 1 4 .5 2021 2022 2023 2024 2025 2026 - 0 . 8 - 0 . 3 0 . 4 4.1 2021 2022 2023 2024 2025 2026 A D J U S T E D E B I T D A 1 ( M ) 6 . 6 6 . 6 R E V E N U E P R O J E C T I O N S ( M ) Hall of Fame Village Media C O N T E N T C R E A T I O N 30 (1) Projections; see use of Non - GAAP Financial measures on page 2

1. Ramsey, Eric. “The First $10 Billion In Expanded US Sports Betting Revenue Goes To …” Legal Sports Report, 19 Sept. 2019. INDUSTRY OUTLOOK • Since the US Supreme Court permitted states to legalize sports betting in May 2018, Americans have legally wagered more than $10 billion on sports. 1 • Sports betting is gaining traction with the NFL through official partnerships with gambling experts like Caesars Entertainment. OUR APPROACH • Poised to take advantage of existing brand partnerships and our own fantasy league and eGaming, all of which can be designed to accept sports wagering. • Exploring online partnerships in this space to take advantage of sports betting opportunities that can create a revenue stream immediately while awaiting legalization in Ohio. Hall of Fame Village Gaming S P O R T S B E T T I N G 31

Thank You! 32